THE HARTFORD FINANCIAL SERVICES GROUP, INC.

            200,000 SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE

                              _____________________

                       THE HARTFORD RESTRICTED STOCK PLAN
                           FOR NON-EMPLOYEE DIRECTORS


                              _____________________


             THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING
                   SECURITIES THAT HAVE BEEN REGISTERED UNDER
                           THE SECURITIES ACT OF 1933.


         THE PROSPECTUS COVERS SUCH ADDITIONAL SECURITIES AS MAY BE ISSUABLE AS A RESULT OF ANTI-DILUTION PROVISIONS CONTAINED IN THE INSTRUMENTS PURSUANT TO WHICH SECURITIES COVERED BY THE PROSPECTUS ARE ISSUED.


                              ____________________


             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
             BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
                SECURITIES COMMISSION NOR HAS THE SECURITIES AND
                   EXCHANGE COMMISSION OR ANY STATE SECURITIES
               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
              THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                               A CRIMINAL OFFENSE.


FEBRUARY, 2003

                                TABLE OF CONTENTS


                                                                            Page

General Information............................................................2

The Hartford Restricted Stock Plan for
         Non-Employee Directors................................................3

Federal Tax Treatment.........................................................10

Administration of the Plan....................................................10

Resale Restrictions...........................................................11

Available Information.........................................................11




                               GENERAL INFORMATION


         The Hartford Financial Services Group, Inc. (the "Company") is offering up to 200,000 shares of its Common Stock, par value $.01 per share (the "Common Stock"), pursuant to the The Hartford Restricted Stock Plan For Non-Employee Directors (the "Plan"). Directors of the Company who are not employees of the Company or any of its subsidiaries are eligible to participate in the Plan. As more fully set forth in the Plan, a non-employee director's "annual retainer" (as defined in the Plan) will be paid in the form of annual automatic grants of shares of restricted Common Stock. The Plan is set forth below.

                       THE HARTFORD RESTRICTED STOCK PLAN
                           FOR NON-EMPLOYEE DIRECTORS





                ARTICLE I -- PLAN ADMINISTRATION AND ELIGIBILITY


1.1  PURPOSE

    The purpose of The Hartford Financial Services Group, Inc. Restricted Stock Plan for Non-Employee Directors (the "Plan") is to attract and retain persons of ability as directors of The Hartford Financial Services Group, Inc. (the "Company") and to provide them with a closer identity with the interests of the Company's stockholders by paying the Annual Retainer in common stock of the Company subject to certain restrictions as described herein (the "Restricted Stock").

1.2  ADMINISTRATION

    The Plan shall be administered by the Compensation and Personnel Committee of the Board of Directors (hereinafter referred to as the "Committee"). The Committee shall have the responsibility of interpreting the Plan and establishing and amending such rules and regulations necessary or appropriate for the administration of the Plan. All interpretations of the Plan or any Restricted Stock awards issued under it shall be final and binding upon all persons having an interest in the Plan. No member of the Committee shall be liable for any action or determination taken or made in good faith with respect to this Plan or any award granted hereunder.

1.3  ELIGIBILITY

    Directors of the Company who are not employees of the Company or any of its subsidiaries shall be eligible to participate in the Plan.

1.4  STOCK SUBJECT TO THE PLAN

    (a) The maximum number of shares which may be granted under the Plan shall be 200,000 shares of common stock, par value $.01 per share, of the Company (the "Stock").

    (b) If any Restricted Stock is forfeited by a Director in accordance with the provisions of Section 2.2(c), such shares of Restricted Stock shall be restored to the total number of shares available for grant pursuant to the Plan.

    (c) Upon the grant of a Restricted Stock award the Company may distribute newly issued shares or treasury shares, reacquired stock, stock purchased in the open market, or any combination of the foregoing.


                         ARTICLE II -- RESTRICTED STOCK


2.1  RESTRICTED STOCK AWARDS

    Restricted Stock awards shall be made automatically on the date of the Annual Meeting of Stockholders, to each Director elected at the meeting or continuing in office following the meeting. The award shall equal the number of whole shares arrived at by dividing the Annual Retainer that is in effect for the 12 month period beginning with the date of the Annual Meeting (the "Service Year") by the Fair Market Value of the Company's common stock. Fractional shares shall be paid in cash.

    (a) "Annual Retainer" shall mean the amount that is payable to a Director for service on the Board of Directors during the Service Year. Annual Retainer shall not include fees paid for attendance at any Board or Committee meeting.

    (b) "Fair Market Value" shall mean the average of the high and low prices per share of the Company's common stock on the date of the Annual Meeting, as reported by the New York Stock Exchange Composite Tape.

2.2  TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS

    (a) Written Documentation -- Restricted Stock awards shall be evidenced by such written notice, agreement or other documentation as the Committee deems appropriate.

    (b) Shares held in Escrow -- The Restricted Stock subject to such award shall be registered in the name of the Director and held in escrow by the Committee until the restrictions on such shares lapse as described below.

    (c) Restrictions -- Restricted Stock granted to a Director may not be sold, assigned, transferred, pledged or otherwise disposed of, except by will or the laws of descent and distribution, prior to the earliest of the following dates:

    (1) The fifth anniversary of the date of grant.

    (2) Retirement from the Board at age 72.

    (3) A "Change of Control" of the Company. A "Change of Control" shall be deemed to have occurred if:

        (i) a report on Schedule 13D shall be filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities and Exchange Act of 1934 (the "Act") disclosing that any Person (within the meaning of Section 13(d) of the Act), other than the Company or a subsidiary of the Company or any employee benefit plan sponsored by the Company or a subsidiary of the Company is the Beneficial Owner of twenty percent or more of the outstanding stock of the Company entitled to vote in the election of directors of the Company;

        (ii) any Person (within the meaning of Section 13(d) of the Act), other than the Company or a subsidiary of the Company or any employee benefit plan sponsored by the Company or a subsidiary of the Company shall purchase shares pursuant to a tender offer or exchange offer to acquire any Stock of the Company (or securities convertible into stock) for cash, securities or any other consideration, provided that after consummation of the offer, the Person in question is the Beneficial Owner (as defined in Section 2.2(f) of this Plan) of fifteen percent or more of the outstanding stock of the Company entitled to vote in the election of directors of the Company (calculated as provided in paragraph (d) of Rule 13d-3 under the Act in the case of rights to acquire stock);

        (iii)  the   stockholders   of  the  Company   shall   approve  (A)  any
    consolidation or merger in which the Company is not the continuing or surviving corporation or pursuant to which shares of stock of the Company entitled to vote in the election of directors of the Company would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which holders of such stock of the Company immediately prior to the consolidation or merger have the same proportionate ownership of common stock entitled to vote in the election of directors of the surviving corporation immediately after the consolidation or merger as immediately before, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; or

        (iv) within any 12 month period, the persons who were directors of the Company immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director (A) was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of this clause (iv), and (B) was not designated by a Person who has entered into an agreement with the Company to effect a transaction described in the immediately preceding clause (iii).

       (4) Death of the Director.

       (5) Disability of the Director, as defined in The Hartford Investment and Savings Plan, as amended from time to time.

        (6) Resignation by the Director under cases of special circumstances and the Committee, in its sole discretion, consents to waive any remaining restrictions.

    (d) Dividends and Voting Rights -- The Director shall, subject to Section 2.2(c), possess all incidents of ownership of the shares of Restricted Stock including the right to receive dividends with respect to such shares and to vote such shares.

    (e) The Company shall deliver to the Director, or the beneficiary of such Director, if applicable, unrestricted certificates for all of the shares of Stock that were awarded to the Director as Restricted Stock (a) immediately following any lapse of restrictions on such shares pursuant to Section 2.2(c)(3) hereof, or (b) within 30 days following any lapse of restrictions under the remaining provisions of Section 2.2(c).

    (f) Special Definitions for Change of Control. For purposes of Section 2.2(c)(3), the following special definitions apply:

         (i) "Beneficial Owner" means any Person who, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" (within the meaning of Rule 13d-3 under the Act) of any securities of a company, including any such right pursuant to any agreement, arrangement or understanding (whether or not in writing), provided
                                                                        --------
         that: (i) a Person shall
         ----
         not be deemed the Beneficial Owner of any security as a result of an agreement, arrangement or understanding to vote such security (A) arising solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the Act and the applicable rules and regulations thereunder, or (B) made in connection with, or to otherwise participate in, a proxy or consent solicitation made, or to be made, pursuant to, and in accordance with, the applicable provisions of the Act and the applicable rules and regulations thereunder, in either case described in clause (A) or (B) above, whether or not such agreement, arrangement or understanding is also then reportable by such Person on Schedule 13D under the Act (or any comparable or successor report); and (ii) a Person engaged in business as an underwriter of securities shall not be deemed to be the Beneficial Owner of any security acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

         (ii) "Person" has the meaning ascribed to such term in Section 3(a)(9) of the Act, as supplemented by Section 13(d)(3) of the Act; provided, however, that Person shall not include (i) the Company, any subsidiary of the Company or any other Person controlled by the Company, (ii) any trustee or other fiduciary holding securities under any employee benefit plan of the Company or of any subsidiary of the Company, or
         (iii) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of securities of the Company.

    (g) In the event of a Change of Control, no amendment, suspension or termination of the Plan thereafter shall impair or reduce the rights of any person with respect to any award made under the Plan.


                        ARTICLE III -- GENERAL PROVISIONS


3.1  AUTHORITY

    Appropriate officers of the Company designated by the Committee are authorized to execute Restricted Stock agreements, and amendments thereto, in the name of the Company, as directed from time to time by the Committee.

3.2  ADJUSTMENTS IN THE EVENT OF CHANGE IN COMMON STOCK OF THE COMPANY

    In the event of any reorganization, merger, recapitalization, consolidation, liquidation, stock dividend, stock split, reclassification, combination of shares, rights offering, split-up, or extraordinary dividend (including a spin-off) or divestiture, or any other change in the corporate structure or shares, the number and kind of shares which thereafter may be granted under the Plan and the number of shares of Restricted Stock awarded pursuant to Section
2.1 with respect to which all restrictions have not lapsed, shall be appropriately adjusted consistent with such change in such manner as the Board in its discretion may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Directors participating in the Plan. Any fractional shares resulting from such adjustments shall be eliminated.

3.3  RIGHTS OF DIRECTORS

    The Plan shall not be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's stockholders or to retain any Director at any particular rate of compensation. The Company shall not be obligated to issue Stock pursuant to an award of Restricted Stock for which the restrictions hereunder have lapsed if such issuance would constitute a violation of any applicable law. Except as provided herein, no Director shall have any rights as a stockholder with respect to any shares of Restricted Stock awarded to such Director.

3.4  BENEFICIARY

    A Director may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. In the event of the death of a Director, the Director's beneficiary shall have the right to receive the shares of Restricted Stock awarded pursuant to the Plan. If no designated beneficiary survives the Director, the executor or administrator of the Director's estate shall be deemed to be the Director's beneficiary.

3.5  LAWS AND REGULATIONS

    The Committee shall have the right to condition any issuance of shares to any Director hereunder on such Director's undertaking in writing to comply with such restrictions on the subsequent disposition of such shares as the Committee shall deem necessary or advisable as a result of any applicable law or regulation. The Committee may postpone the delivery of stock following the lapse of restrictions with respect to awards of Restricted Stock for such time as the Committee in its discretion may deem necessary, in order to permit the Company with reasonable diligence (i) to effect or maintain registration of the Plan, or the shares issuable upon the lapse of certain restrictions respecting awards of Restricted Stock, under the Securities Act of 1933 or the securities laws of any applicable jurisdiction, or (ii) to determine that such shares and the Plan are exempt from such registration; the Company shall not be obligated by virtue of any Restricted Stock agreement or any provision of the Plan to recognize the lapse of certain restrictions respecting awards of Restricted Stock or issue shares in violation of said Act or of the law of the government having jurisdiction thereof.

3.6  AMENDMENT, SUSPENSION AND DISCONTINUANCE OF THE PLAN

    The Board may from time to time amend, suspend or discontinue the Plan, provided that the Board may not, without the approval of the holders of a majority of the outstanding shares entitled to vote, take any action which would cause the Plan to no longer comply with Rule 16b-3 under the Act, or any successor rule or other regulatory requirement.

    No amendment, suspension or discontinuance of the Plan shall impair a Director's right under a Restricted Stock award previously granted to the Director without the Director's consent.

3.7  GOVERNING LAW

    This Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Connecticut.

3.8  EFFECTIVE DATE AND DURATION OF THE PLAN

    This Plan shall be effective upon the Distribution Date, subject to the approval of the Plan by the stockholders of the Company, and shall terminate on December 31, 2005 (as defined in the Proxy Statement of ITT Corporation dated August 30, 1995) provided that grants of Restricted Stock made prior to the termination of the Plan may vest following such termination in accordance with their terms.

                              FEDERAL TAX TREATMENT

                  Set forth below is a summary of the federal income tax consequences under the Internal Revenue Code of 1986, as amended (the "Code") of the grant and vesting of restricted stock awarded to a director of the Company
("Director") under the Plan. The following summary does not include any discussion of state, local or foreign income tax consequences or the effect of gift, estate or inheritance taxes, any of which may be significant to a particular Director eligible to receive an award. In addition, this summary does not apply to every specific transaction that may occur. Each Director eligible to receive an award should consult his or her tax advisor for precise advice pertaining to his or her particular circumstances.

                  Under the Code, a Director normally will not realize taxable income and the Company will not be entitled to a deduction upon the grant of restricted stock. At the time the shares of restricted stock are no longer subject to a substantial risk of forfeiture (as defined in the Code) or become transferable, a Director will realize taxable ordinary income in an amount equal to the fair market value of such number of shares of Common Stock which have become nonforfeitable or transferable and the Company will be entitled to a deduction in the same amount, provided the Company complies with applicable tax withholding requirements. However, a Director may make an income recognition election under Section 83(b) of the Code (an "83(b) Election") and recognize taxable ordinary income in the year the shares of restricted stock are awarded in an amount equal to their fair market value at the time of the award, determined without regard to the restrictions. In that event, the Company will be entitled to a deduction in such year in the same amount, provided the Company complies with applicable tax withholding requirements, and any gain or loss realized by the employee upon the subsequent disposition of Common Stock will be capital gain or loss and will not result in any further deduction to the Company. Any dividends with respect to the shares of restricted stock that are paid or made available to a Director who has not made an 83(b) Election while the shares remain forfeitable are treated as additional compensation taxable as ordinary income to the Director and deductible by the Company when paid. If an 83(b) Election has been made with respect to the restricted stock, the dividends represent ordinary dividend income to the Director and are not deductible by the Company. If the Director makes an 83(b) Election and subsequently forfeits the shares of restricted stock, the Director is not entitled to a deduction as a consequence of such forfeiture, and the Company must include as ordinary income the amount it previously deducted in the year of grant with respect to such shares.

                           ADMINISTRATION OF THE PLAN

                  The Plan is not subject to the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA"). The Compensation and Personnel Committee of the Board of Directors administers the Plan but does not act as a trustee or in any other fiduciary capacity with respect thereto.

                               RESALE RESTRICTIONS

                  The Plan contains no restrictions on the resale of Common Stock after the restriction period ends. However, affiliates of the Company, which may include Directors of the Company, may not reoffer or resell shares of Common Stock in a transaction which is not registered under the Securities Act except pursuant to Rule 144 under such Act or another exemption thereunder. Rule 144 requires, among other things, that (1) any sales of Common Stock by a Director must be through a broker, and (2) SEC Form 144 must be mailed to the SEC prior to or concurrently with the placing of a sell order with the broker if the amount sold during any three month period exceeds 500 shares or has an aggregate sale price of more than $10,000.

                              AVAILABLE INFORMATION

         The Company will provide, without charge, upon the written or oral request of any person to whom this Prospectus is delivered, a copy of any of the following documents, all of which are incorporated by reference in this
Prospectus:

    (a) The Company's latest annual report filed pursuant to sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

    (b) All other reports filed by the Company pursuant to sections 13(a), 13(c), 14 and 15(d) of the Exchange Act since the end of the fiscal year covered by the annual report referred to in (a) above; and

    (c) The description of the Common Stock contained in a registration statement filed under the Exchange Act, and any amendment or report filed to update such description.


         In addition, the Company will provide, without charge, upon the written or oral request of any person to whom this Prospectus is delivered, the following documents:

         (a)      When  updating  information  is  furnished,   a  copy  of  all
                  documents previously delivered containing Plan information that then constitute part of this Prospectus; and

         (b)      A  copy  of  whichever  of  the   following   was   previously
                  distributed pursuant to Rule 428(b)(2) under the Securities Act of 1933, as amended (the "Securities Act"):

                  (i)      The   Company's   annual   report   to   stockholders
                           containing the information required by Rule 14a-3(b) under the Exchange Act for its latest fiscal year;

                  (ii) The Company's annual report on Form 10-K for its latest fiscal year; or

                  (iii)    The latest  prospectus  filed pursuant to Rule 424(b)
                           under the Securities Act that contains audited financial statements for the Company's latest fiscal year.

         Any statement contained in a document incorporated or deemed to be incorporated by reference in this Prospectus shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained in this Prospectus or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this Prospectus modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

                  All requests for documents, as well as for other information concerning the Plan and its administrators, should be directed to Phillip Savage, The Hartford Financial Services Group, Inc., Hartford Plaza, Hartford, Connecticut 06115, telephone (203) 547-5000.